UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): September 11, 2012

ION Geophysical Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12691	22-2286646
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2105 CityWest Blvd, Suite 400

Houston, Texas 77042-2839

(Address of principal executive offices, including Zip Code)

(281) 933-3339

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Gregory J. Heinlein, Senior Vice President and Chief Financial Officer of ION Geophysical Corporation (the “Company”), will be presenting at the Pareto Securities Oil & Offshore Conference 2012 to be held in Oslo, Norway, on September 12, 2012, commencing at approximately 5:45 p.m. local time.

Mr. Heinlein will also be presenting at the 4th Annual Johnson Rice Energy Conference to be held in New Orleans, Louisiana, on October 3, 2012, commencing at approximately 2:55 p.m. local time.

A copy of the presentation slides from each presentation will be available in the “Investor Relations” section of the Company’s website at www.iongeo.com on the day of the presentation and will be archived there for approximately 90 days.

The information contained in Item 7.01 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The presentations referenced in this report and any oral or written statements made in connection with the presentations may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning estimated revenues, expected timing of future revenues and growth rates, estimated gross margins and operating expenses for fiscal 2012 and other years, future sales and market growth, outcome of litigation, timing of product introduction and commercialization, sales expected to result from backlog, future liquidity and cash levels, benefits expected to result from the INOVA Geophysical joint venture, and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with economic downturns and volatile credit environments; risks associated with pending and future litigation; risks associated with the operation of the Company’s INOVA Geophysical joint venture; risks associated with the Company’s level of indebtedness and compliance with debt covenants, including compliance by its guarantors; risks of audit adjustments and other modifications to the Company’s financial statements not currently foreseen; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; risks that sources of capital may not prove adequate; risks related to collection of receivables; and risks related to technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for fiscal year 2011, and its Quarterly Reports on Form 10-Q filed during 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2012	ION GEOPHYSICAL CORPORATION

	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

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